UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2018

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 26, 2018. Matters voted upon were: (1) Election of the Company’s Board of Directors consisting of thirteen Directors to serve for one year and until the election and qualification of their successors; (2) Approval of a non-binding advisory proposal on Executive Compensation; and (3) Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below:

1.	Election of the Company’s Board of Directors consisting of 13 Directors to serve for one year and until the election and qualification of their successors:

Director Nominee	For	Withheld	Broker Non-Votes
Alan W. Braun	104,181,812	1,368,067	23,817,262
Andrew E. Goebel	102,005,015	3,544,865	23,817,262
Jerome F. Henry, Jr.	104,842,491	707,389	23,817,262
Robert G. Jones	102,798,963	2,750,917	23,817,262
Ryan C. Kitchell	104,444,805	1,105,074	23,817,262
Phelps L. Lambert	102,020,652	3,529,228	23,817,262
Thomas E. Salmon	104,447,452	1,102,428	23,817,262
Randall T. Shepard	104,614,543	935,337	23,817,262
Rebecca S. Skillman	103,843,261	1,706,620	23,817,262
Kelly N. Stanley	102,012,826	3,537,054	23,817,262
Derrick J. Stewart	104,229,255	1,250,625	23,817,262
Katherine E. White	104,326,008	1,223,872	23,817,262
Linda E. White	104,794,818	755,062	23,817,262

2. Approval of a non-binding advisory proposal on Executive Compensation.

For	Against	Abstentions	Broker Non-Votes
100,967,904	3,846,077	705,149	23,848,006

3.	Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

For	Against	Abstentions	Broker Non-Votes
121,874,185	1,822,738	401,269	5,244,376

Item 8.01 Other Events

On April 26, 2018, the Company issued a press release announcing that the Company’s Board of Directors declared a quarterly cash dividend of $0.13 per common share. The dividend is payable June 15, 2018, to shareholders of record on June 1, 2018. For purposes of broker trading, the ex-dividend date of the cash dividend is May 31, 2018.

Attached hereto as Exhibit 99.1 is the press release issued by the Company announcing the dividend and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Old National Bancorp dated April 26, 2018.

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Old National Bancorp on April 26, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

April 26, 2018	By:	Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: EVP, Chief Legal Counsel and Corporate Secretary

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